SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: September 26, 2002
(Date of earliest event reported)

Commission File No. 333-90830

                        Asset Backed Funding Corporation
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        Delaware                                         75-2533468
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina                                               28255
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Address of principal executive offices                                (Zip Code)

                                 (704) 386-2400
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               Registrant's Telephone Number, including area code


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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

            On September 26, 2002, Asset Backed Funding Corporation (the "Corporation"), sold ABFC Asset-Backed Certificates, Series 2002-OPT1, Class A-1, Class A-2, Class AIO, Class AIO-INV, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 (the "Offered Certificates"), having an aggregate original principal balance of $628,798,000.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2002 (the "Agreement"), among the Corporation, as depositor, Option One Mortgage Corporation ("Option One"), as master servicer, and Wells Fargo Bank Minnesota, National Association ("Wells Fargo"), as trustee, a copy of which is filed as an exhibit hereto. ABFC Asset-Backed Certificates, Series 2002-OPT1, Class B, Class CE, Class P and Class R (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement but were not publicly offered.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 98.50% undivided interest in a trust (the "Trust"), consisting primarily of conventional fixed-rate mortgage loans and adjustable-rate mortgage loans, secured by mortgages creating first liens on one- to four-family properties and certain other property. The remaining undivided interests in the Trust are evidenced by the Private Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement.

            An election will be made to treat certain assets of the Trust as one or more real estate mortgage investment conduits for federal income tax purposes (each, a "REMIC").

ITEM 7. Financial Statements and Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------

(EX-4) Pooling and Servicing Agreement, dated as of September 1, 2002, among Asset Backed Funding Corporation, Option One and Wells Fargo.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ASSET BACKED FUNDING CORPORATION

September 26, 2002

                                        By:   /s/    Michael P. Schoffelen
                                               ---------------------------------
                                        Name:  Michael P. Schoffelen
                                        Title: Senior Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.                       Description                     Electronic (E)
-----------                       -----------                     --------------

(EX-4)                  Pooling and Servicing Agreement,                E
                        dated as of September 1, 2002, among
                        Asset Backed Funding Corporation,
                        Option One and Wells Fargo.